                                                                 Exhibit 10.11.1
                                                              Contract #: T1012F
                                                                   Amendment #11


                        NORTHERN BORDER PIPELINE COMPANY
                      AMENDED TRANSCANADA SERVICE AGREEMENT


This Amendment is made and entered into at Omaha, Nebraska as of April 2, 1999 by and between NORTHERN BORDER PIPELINE COMPANY, hereinafter referred to as "Company" and TRANSCANADA GAS SERVICES INC. AS AGENT FOR TRANSCANADA PIPELINES LIMITED, a(n) Canadian Corporation, hereinafter referred to as "Shipper".

WHEREAS, Shipper and Company agree to amend the TransCanada Service Agreement previously entered into between them dated December 15, 1980, as amended (hereafter referred to as "Service Agreement"); and

NOW THEREFORE, in consideration of their respective covenants and agreements hereinafter set out, the parties hereto covenant and agree as follows:

AMENDED EXHIBIT A
Exhibit A to the Service Agreement is hereby superseded by the attached Amended Exhibit A reflecting the extension of the term of the Service Agreement from October 31, 2005 to December 21, 2008 for deliveries of gas received at Ventura and delivered at Harper.

CHANGE IN TERM
The first paragraph of Article 7 of the Agreement shall hereafter be and read as follows:

         This Service Agreement shall become effective upon its execution, and shall under all circumstances continue in effect in accordance with the Tariff until the expiration date of December 21, 2008. If the primary term of this Service Agreement shall be one year or more, than this Service Agreement shall continue in effect thereafter until extended or terminated in accordance with Section 5 of Rate Schedule T-1. Shipper shall give Company not less than six (6) months prior written notice of Shipper's intent to terminate this Service Agreement. Service rendered pursuant to this Service Agreement shall be abandoned upon termination of this Service Agreement.

                                                              Contract #: T1012F
                                                                   Amendment #11


                        NORTHERN BORDER PIPELINE COMPANY
                      AMENDED TRANSCANADA SERVICE AGREEMENT

IN WITNESS WHEREOF, The parties hereto have caused this Agreement to be duly executed as of the day and year first set forth above.

ATTEST:                         NORTHERN BORDER PIPELINE COMPANY
                                By: Northern Plains Natural Gas Company,
                                    Operator


/s/ Eva Neufeld                 By: /s/ Robert A. Hill
---------------------------         ------------------------------------
Assistant Secretary             Title: Vice President


ATTEST:                         TRANSCANDA GAS SERVICES INC., AS AGENT FOR
                                TRANSCANADA PIPELINES LIMITED


/s/ Nola Ruzycki                By:  /s/ Mark Smith
---------------------------         ------------------------------------
                                Title: Senior Vice President
                                       ---------------------------------
                                       Business Development,
                                       Trading and Transportation



                                By: /s/ Rob Pirt
                                    ------------------------------------
                                Title: Vice President
                                       ---------------------------------
                                       Transportation

                        NORTHERN BORDER PIPELINE COMPANY
                      AMENDED TRANSCANADA SERVICE AGREEMENT

               AMENDED EXHIBIT A TO TRANSCANADA SERVICE AGREEMENT

COMPANY:                            NORTHERN BORDER PIPELINE COMPANY

COMPANY'S ADDRESS:                  1111 South 103rd Street
                                    Omaha, Nebraska 68124-1000

SHIPPER:                            TRANSCANADA GAS SERVICES INC. as Agent for
                                    TRANSCANADA PIPELINES LIMITED
                                    Attn: Robert Pirt

SHIPPER'S ADDRESS:                  3400, 237 - 4th Avenue S.W.
                                    Calgary, AB Canada T2P 5A4

                                                           Maximum        Minimum       Maximum
                             Role           Maximum        Receipt        Delivery      Receipt           Minimum
                           (Notes 1        Quantity        Pressure       Pressure     Temperature      Temperature
Points                      and 3)         (Mcf/day)        (PSIG)         (PSIG)      ((degree)F)      ((degree)F)
--------------------------  ------         ---------       --------       --------     -----------      -----------
Port of Morgan, MT            PR             20,000          1435             -            120               32
                              RD             20,000             -             -              -                -
                              TP             20,000             -             -              -                -
                              DD             20,000             -             -              -                -

Saskana, MT                   PR             20,000          1435             -            120               32
(Secondary-Note 2)            RD             20,000             -             -              -                -
                              TP             20,000             -             -              -                -
                              DD             20,000             -             -              -                -

Buford, ND                    PR             20,000          1435             -            120               32
(Secondary-Note 2)            RD             20,000             -             -              -                -
                              TP             20,000             -             -              -                -
                              DD             20,000             -             -              -                -

Watford City, ND              PR             20,000          1435             -            120               32
(Secondary-Note 2)            RD             20,000             -             -              -                -
                              TP             20,000             -             -              -                -
                              DD             20,000             -             -              -                -

Hebron, ND                    PR             20,000          1435             -            120               32
(Secondary-Note 2)            RD             20,000             -             -              -                -
                              TP             20,000             -             -              -                -
                              PD             20,000             -           725              -                -
                              DD             20,000             -             -              -                -

Glen Ullin, ND                PR             20,000          1435             -            120               32
(Secondary-Note 2)            RD             20,000             -             -              -                -
                              TP             20,000             -              -             -                -


                                      -1-

                        NORTHERN BORDER PIPELINE COMPANY
                      AMENDED TRANSCANADA SERVICE AGREEMENT

         AMENDED EXHIBIT A TO TRANSCANADA SERVICE AGREEMENT (continued)


                                                           Maximum        Minimum       Maximum
                             Role           Maximum        Receipt        Delivery      Receipt           Minimum
                           (Notes 1        Quantity        Pressure       Pressure     Temperature      Temperature
Points                      and 3)         (Mcf/day)        (PSIG)         (PSIG)      ((degree)F)      ((degree)F)
--------------------------  ------         ---------       --------       --------     -----------      -----------

                              PD             20,000             -            725             -               32
                              DD             20,000             -              -             -                -

Linton, SD                    RD                770             -              -             -                -
(Secondary-Note 2)            TP             20,000             -              -             -                -
                              PD                770             -            700             -               32
                              DD                770             -              -             -                -

Mina, SD                      RD             16,000             -              -             -                -
(Secondary-Note 2)            TP             20,000             -              -             -                -
                              PD             16,000             -            750             -               32
                              DD             16,000             -              -             -                -

Warner, SD                    RD             20,000             -              -             -                -
(Secondary-Note 2)            TP             20,000             -              -             -                -
                              PD             20,000             -          1,000             -               32
                              DD             20,000             -              -             -                -

Aberdeen, SD                  RD             20,000             -              -             -                -
(Secondary-Note 2)            TP             20,000             -              -             -                -
                              PD             20,000             -            800             -               32
                              DD             20,000             -              -             -                -

Webster, SD                   RD              5,000             -              -             -                -
(Secondard-Note 2)            TP             20,000             -              -             -                -
                              PD              5,000             -            700             -               32
                              DD              5,000             -              -             -                -

Milbank, SD                   RD              8,073             -              -             -                -
(Secondary-Note 2)            TP             20,000             -              -             -                -
                              PD              8,073             -            800             -               32
                              DD              8,073             -              -             -                -

Ivanhoe, MN                   RD              1,791             -              -             -                -
(Secondary-Note 2)            TP             20,000             -              -             -                -
                              PD              1,791             -            700             -               32
                              DD              1,791             -              -             -                -

Tyler, MN                     RD                700             -              -             -                -
(Secondary-Note 2)            TP             20,000             -              -             -                -
                              PD                700             -          1,100             -               32
                              DD                700             -              -             -                -

Balaton, MN                   RD             20,000             -              -             -                -


                                      -2-

                        NORTHERN BORDER PIPELINE COMPANY
                      AMENDED TRANSCANADA SERVICE AGREEMENT

         AMENDED EXHIBIT A TO TRANSCANADA SERVICE AGREEMENT (continued)


                                                           Maximum        Minimum       Maximum
                             Role           Maximum        Receipt        Delivery      Receipt           Minimum
                           (Notes 1        Quantity        Pressure       Pressure     Temperature      Temperature
Points                      and 3)         (Mcf/day)        (PSIG)         (PSIG)      ((degree)F)      ((degree)F)
--------------------------  ------         ---------       --------       --------     -----------      -----------

(Secondary-Note 2)            TP             20,000             -              -             -                -
                              PD             20,000             -            720             -               32
                              DD             20,000             -              -             -                -

Marshall, MN                  RD             20,000             -              -             -                -
(Secondary-Note 2)            TP             20,000             -              -             -                -
                              PD             20,000             -              -             -               32
                              DD             20,000             -            800             -                -

Westbrook, MN                 RD              2,500             -              -             -                -
(Secondary-Note 2)            TP             20,000             -              -             -                -
                              PD              2,500             -              -             -               32
                              DD              2,500             -            800             -                -

Windom, MN                    RD             10,000             -              -             -                -
(Secondary-Note 2)            TP             20,000             -              -             -                -
                              PD             10,000             -              -             -               32
                              DD             10,000             -            800             -                -

Welcome, MN                   RD             20,000             -              -             -                -
(Secondary-Note 2)            TP             20,000             -              -             -                -
                              PD             20,000             -              -             -               32
                              DD             20,000             -            796             -                -

Ledyard, IA                   RD              4,000             -              -             -                -
(Secondary-Note 2)            TP             20,000             -              -             -                -
                              PD              4,000             -              -             -               32
                              DD              4,000             -            800             -                -

Ventura, IA                   RD             20,000             -              -             -                -
(Secondary-Note 2)            TP             20,000             -              -             -                -
                              PD             20,000             -              -             -               32
                              DD             20,000             -            820             -                -

Ventura, IA                   RD             20,000             -              -             -                -
(Note 4)                                                                       -             -                -

Grundy Center, IA             RD             20,000             -              -             -                -
(Secondary-Note 2)            TP             20,000             -              -             -                -
                              PD             20,000             -              -             -               32
                              DD             20,000             -            800             -                -

Beaman, IA                    RD              5,100             -              -             -                -

                                      -3-

                        NORTHERN BORDER PIPELINE COMPANY
                      AMENDED TRANSCANADA SERVICE AGREEMENT

         AMENDED EXHIBIT A TO TRANSCANADA SERVICE AGREEMENT (continued)


                                                           Maximum        Minimum       Maximum
                             Role           Maximum        Receipt        Delivery      Receipt           Minimum
                           (Notes 1        Quantity        Pressure       Pressure     Temperature      Temperature
Points                      and 3)         (Mcf/day)        (PSIG)         (PSIG)      ((degree)F)      ((degree)F)
--------------------------  ------         ---------       --------       --------     -----------      -----------
(Secondary-Note 2)            TP             20,000             -              -                              -
                              PD              5,100             -              -                             32
                              DD              5,100             -            839             -                -

Tama, IA                      RD                880             -             -              -                -
(Secondary-Note 2)            TP             20,000             -             -              -                -
                              PD                880             -            816             -               32
                              DD                880             -              -             -                -

Amana, IA                     RD             16,350             -              -             -                -
(Secondary-Note 2)            TP             20,000             -              -             -                -
                              PD             16,350             -            783             -                -
                              DD             16,350             -              -             -                -

Harper, IA                    RD             20,000             -              -             -                -
                              TP             20,000             -              -             -                -
                              PD             20,000             -            712             -               32
                              DD             20,000             -              -             -                -
Total Maximum
Receipt Quantity           20,000 Mcf/day        Monchy to Harper through 10/31/2005
                           20,000 Mcf/day        Ventura to Harper - 11/01/2005 through 12/21/2008

                               - - - - - - - - - -

NOTE 1: The point role will be either PR for physical receipts, RD for receipt by displacement, TP for transfer points, PD for physical deliveries, and DD for delivery by displacement.

NOTE 2: Should nominations at secondary receipt and delivery points be received which exceed available capacity, volumes will be scheduled in accordance with Northern Border's nomination and scheduling procedures.

NOTE 3: For receipt or delivery of gas by displacement, Company cannot and does not have an obligation to physically deliver or receive gas at these points. Volumes will be delivered or received at these point(s) only to the extent that corresponding equal or greater volumes are received or delivered by other parties at these points on the same day. These corresponding volumes will be used to displace volumes nominated for delivery or receipt by Shipper.

NOTE 4: This point becomes effective 11/01/2005 and shall continue through 12/21/2008.

                        NORTHERN BORDER PIPELINE COMPANY
                      AMENDED TRANSCANADA SERVICE AGREEMENT

         AMENDED EXHIBIT A TO TRANSCANADA SERVICE AGREEMENT (continued)


This Exhibit A is made and entered into as of April 2, 1999. On the effective date, it shall supersede the Exhibit A dated as of December 21, 1998.

The effective date of this Exhibit A is April 2, 1999.

ATTEST:                         NORTHERN BORDER PIPELINE COMPANY
                                By: Northern Plains Natural Gas Company,
                                    Operator


/s/ Eva Neufeld                 By: /s/ Robert A. Hill
---------------------------         ------------------------------------
Assistant Secretary             Title: Vice President


ATTEST:                         TRANSCANDA GAS SERVICES INC., AS AGENT FOR
                                TRANSCANADA PIPELINES LIMITED


/s/ Nola Ruzycki                By:  /s/ Mark Smith
---------------------------         ------------------------------------
                                Title: Senior Vice President
                                       ---------------------------------
                                       Business Development,
                                       Trading and Transportation



                                By: /s/ Rob Pirt
                                    ------------------------------------
                                Title: Vice President
                                       ---------------------------------
                                       Transportation

                                      -5-